

LAREDO PETROLEUM

# Corporate Presentation
# September 2015

# Forward-Looking / Cautionary Statements

This presentation (which includes oral statements made in connection with this presentation) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that Laredo Petroleum, Inc. (the "Company", "Laredo" or "LPI") assumes, plans, expects, believes or anticipates will or may occur in the future are forward-looking statements. The words "believe," "expect," "may," "estimates," "will," "anticipate," "plan," "project," "intend," "indicator," "foresee," "forecast," "guidance," "should," "would," "could," "goal," "target," "suggest" or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature and are not guarantees of future performance. However, the absence of these words does not mean that the statements are not forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Company, including as to the Company's drilling program, production, hedging activities, capital expenditure levels and other guidance included in this presentation. These statements are based on certain assumptions made by the Company based on management's expectations and perception of historical trends, current conditions, anticipated future developments and rate of return and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to financial performance and results, current economic conditions and resulting capital restraints, prices and demand for oil and natural gas and the related impact to financial statements as a result of asset impairments and revisions to reserve estimates, availability and cost of drilling equipment and personnel, availability of sufficient capital to execute the Company's business plan, impact of compliance with legislation and regulations, successful results from the Company's identified drilling locations, the Company's ability to replace reserves and efficiently develop and exploit its current reserves and other important factors that could cause actual results to differ materially from those projected as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2014, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 and other reports filed with the Securities Exchange Commission ("SEC").

Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

The SEC generally permits oil and gas companies, in filings made with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions and certain probable and possible reserves that meet the SEC's definitions for such terms. In this presentation, the Company may use the terms "unproved reserves", "resource potential", "estimated ultimate recovery", "EUR", "development ready", "horizontal commerciality confirmed", "horizontal commerciality not confirmed" or other descriptions of potential reserves or volumes of reserves which the SEC guidelines restrict from being included in filings with the SEC without strict compliance with SEC definitions. Unproved reserves refers to the Company's internal estimates of hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. Resource potential is used by the Company to refer to the estimated quantities of hydrocarbons that may be added to proved reserves, largely from a specified resource play. A resource play is a term used by the Company to describe an accumulation of hydrocarbons known to exist over a large areal expanse and/or thick vertical section, which, when compared to a conventional play, typically has a lower geological and/or commercial development risk. The Company does not choose to include unproved reserve estimates in its filings with the SEC. Estimated ultimate recovery, or EUR, refers to the Company's internal estimates of per-well hydrocarbon quantities that may be potentially recovered from a hypothetical and/or actual well completed in the area. Actual quantities that may be ultimately recovered from the Company's interests are unknown. Factors affecting ultimate recovery include the scope of the Company's ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability and cost of drilling services and equipment, lease expirations, transportation constraints, regulatory approvals and other factors, as well as actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of ultimate recovery from reserves may change significantly as development of the Company's core assets provide additional data. In addition, the Company's production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.

# Laredo Positioned for Any Environment

- Experienced management team has weathered commodity price drops of 50% or more five times
- Contiguous acreage base enables production corridors that drive lower capital and operational costs
- Early adoption of multi-well pad drilling has lowered development costs
- Earth Model beginning to demonstrate capital productivity improvements
- Medallion pipeline system experiencing exceptional growth rates
- Well positioned financially with strong liquidity and hedge positions and no debt maturities until 2022

# High-Quality Contiguous Acreage

- 162,143 Gross/144,039 net acres[1], ~89% WI
- ~4.3 billion barrels of resource potential on >7,700 identified locations[2]
- ~3,200 operated Development Ready Hz locations with >90% average WI
- ~95% average WI in operated wells[1]
- Current drilling plan preserves core acreage position

***Contiguous acreage with high working interest enables Laredo to achieve operational efficiencies by leveraging data, infrastructure and maximizing resource recovery***


HOWARD
MITCHELL
GLASSCOCK
STERLING
TOM GREEN
REAGAN
IRION
LPI leasehold

[1] As of 6/30/15, adjusted for divestment expected to close 9/15/15
[2] As of 4/13/15

# 2015 Estimated Production Growth



MBOE/D
50
45
40
35
30
25
20
15
10
5
0
2011
2012
2013
2014
2015P
~26% CAGR
~17% - 19% Growth
Avg. Daily Production¹
Estimated Avg. Daily Production²

[1] Quarterly production numbers prior to 2014 have been converted to 3-stream using an 18% uplift. 2014 quarterly results have been converted to 3-stream using actual gas plant economics
[2] Based on midpoint of guidance of 16.1 MMBOE – 16.5 MMBOE for full-year 2015

# 2014 Reserve Summary



Permian Year-End Reserves[1]
350
300
250
200
150
100
50
0
MMBOE
~35% CAGR
YE-11
YE-12
YE-13
YE-14
Developed
Undeveloped



350
300
250
200
150
100
50
0
MMBOE
247
32
82
297
Total Proved Reserves YE-2014 (2-stream)
Natural Gas Reserves Reduced in Processing (Shrink)
NGL Reserves Uplift from Processing (Yield)
Total Proved Reserves YE-2014 (3-stream)



Oil
NGL
Natural Gas
25%
47%
28%

[1] *Based on YE-2014 2-stream proved reserves, prepared by Ryder Scott. Internally converted to 3-stream based on actual gas plant economics of 30% shrink and a yield of 127 Bbl of NGL per MMcf. Annual reserve volumes prior to 2014* have been converted to 3-stream using an 18% uplift

# Identified Resource Potential



4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
MMBOE
> 4.3 BBOE
Total Proved[1] (12/31/14)
Development[2] Ready
Hz Commerciality Confirmed
Hz Commerciality Not Confirmed
Total Resource Potential

***Approximately 4.3 billion barrels of resource potential from an inventory of ~7,700 low-risk drilling locations***

*[1] Based on YE-2014 2-stream proved reserves, prepared by Ryder Scott. Internally converted to 3-stream based on actual gas plant economics of 30% shrink and a yield of 127 Bbl of NGL per MMcf*
*[2] Additional development ready resource not already included in Total Proved reserves*

# Divestiture of Non-Strategic Properties

- **Recently announced agreement to sell non-strategic properties**
  - **Expected to close September 2015**
- **~5,882 net acres**
  - **Primarily non-operated**
- **Sales proceeds of ~$65 million[1]**
- **Proceeds utilized to fund 11-well project on Reagan North Corridor**
  - **Leverages LMS infrastructure**
  - **10,000' laterals targeting Upper and Middle Wolfcamp**
  - **Locations selected utilized the Earth Model**


MARTIN
HOWARD
MITCHELL
GLASSCOCK
STERLING
TOM GREEN
REAGAN
IRION
LPI leasehold
Divested Leasehold

[1] Subject to customary closing conditions

# Reagan North Corridor 11-well Development Project

***Enhancing returns with multi-well pads on production corridors, long laterals and the Earth Model***


Multi-well pads
Reagan North corridor
LPI leasehold
Regan North corridor area
UWC Hz
MWC Hz

# Project Fully Utilizes Earth Model


UWC and MWC zones targeted
Future targets

***Earth Model utilized to select optimal landing points and geosteer wellbore to keep it in targeted, highest potential zone***

# Developing to Maximize NPV


4,500 gross ft of prospective zones
Clearfork
Spraberry
Dean
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Canyon
Penn
Cline
Strawn
ABW
Fusselman

***Laredo is focused on developing the entire resource and maximizing operational efficiency by drilling stacked laterals on multi-well pads and concentrating facilities along production corridors***

Not to scale

# Efficient Development of the Entire Resource

## Stacked Lateral Multi-Well Pads

| | Four-stacked | Three-stacked | Two-stacked |
|---|---|---|---|
| # of pads completed | 2 | 11 | 23 |

87 wells total[1]



Lateral spacing 660 ft.

As of Q2 '15, Laredo has completed 87 wells on 36 multi-well pads

| Horizontal Wells on Multi-Well Pads | |
|---|---|
| 2013 | 13 |
| 2014 | 56 |
| 2015 | 18 |

- Average cost savings on a multi-well pad ~$400K / well
- Reduces cycle-time
- Reduces surface footprint

***Laredo capitalizes on its large contiguous land position to be extremely efficient on surface footprint to develop all zones***

[1] Independent wellbores

# Best Composite Well: Cline Example



Cline – Best Composite Well
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
9,000
10,000
11,000
12,000
13,000
14,000
15,000
16,000
17,000
18,000
Measured depth (feet)
0 5 10 15 20 25 30 35 40 45 50 55 60
Days
2013
2014
2015

## Composite well goals

- Continuous improvement
- Identification of best practices
- Implementation of best practices

## Composite well process

- Well divided into key sections
- Best performance key sections identified
- Best practices identified
  - Operational practices
  - Operating parameters
- Lessons learned applied to future wells
  - Incorporated in well plans
  - Weekly meetings/discussions
  - Operating parameter Monitoring

# Well Cost Evolution (7,500' Laterals)



10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
$ MM
9.3
9.1
7.8
7.1
Service Cost Reduction & Efficiency Gains
Bar extensions reflect single well pad
6.9
6.5
6.6
6.2
6.5
6.1
6.3
5.9
2013
2015
Cline
Lower Wolfcamp
Middle Wolfcamp
Upper Wolfcamp

# Contiguous Acreage Enables Efficient Development

***Centralization of infrastructure provides benefits of ~$1.2 MM per well***


HOWARD
GLASSCOCK
STERLING
REAGAN
TOM GREEN
IRION
Regan North development program
LPI leasehold



A four-well completion requires[1]:

- 1,000,000 barrels of water in two weeks
- Takeaway capacity for ~82,500 BOE per month during peak production
- Takeaway capacity for ~93,000 barrels of water per month during peak production

[1] Assumes two 7,500' Upper Wolfcamp and two 7,500' Middle Wolfcamp horizontal wells

# Infrastructure Integrated with Complete Development Plan



Oil Gathering Station
Oil Takeaway Pipeline Plains to Midland
Oil Gathering Line
Gas Lift Compression Facility
Oil Takeaway Pipeline Medallion to Colorado City
Gas Gathering Line
Linked Water Storage Facilities
Rig Fuel Line
Water Recycling Facility
Gas Takeaway Pipeline

***Production corridors leverage Laredo's resource concentration and contiguous acreage base to facilitate efficient development of the entire resource***

# Production Corridor Status


GLASSCOCK
1
2
3
4
LPI producing wells
Production corridor
LPI leasehold

## 1 JE Cox/Blanco Corridor

- Crude Gathering:
  - In service
- Water:
  - In service and connected to water recycle facility
- Gas:
  - All lines (gathering, gas lift & rig fuel) and compression facility in service

## 2 Lacy Creek Corridor

- Crude Gathering:
  - Under review
- Water:
  - Under review
- Gas:
  - Low-pressure gas gathering in service
  - Rig fuel line in service
  - Gas lift supply from EnLink lean gas pipeline in service

## 4 Reagan South Corridor

- Crude Gathering:
  - In service
- Water:
  - Lines constructed to 3rd- party SWD
  - Expected in service date 3Q-15
- Gas:
  - All lines (gathering, gas lift & rig fuel) and compression facility in service

## 3 Reagan North Corridor

- Crude Gathering:
  - In service
- Water:
  - Lines constructed to recycle facility
  - Recycle facility in service
- Gas:
  - All lines (gathering, gas lift & rig fuel) and compression facility in service

# Reagan North Corridor

**Per well estimated benefits of corridor investment (capital savings, LOE savings and price uplift)**

| | |
|---|---|
| Natural gas for rig fuel, displaces higher cost diesel | $37,500 |
| Approximately 40% total investment pays out before well is even producing | |
| Flowback and produced water savings over life of well | $253,000 |
| 85% of savings in initial flowback of load water used in completion | |
| Per well payout occurs at <25% load recovery | |
| Natural gas for gas lift for first 3 years of well life | $81,000 |
| Crude oil gathering price uplift to LPI over life of well | $356,250 |
| Crude oil gathering revenue to LMS over life of well | $281,250 |
| Reduced gas gathering expense over life of well | $225,000 |
| Total estimated benefit of Reagan North Production Corridor *for each well* | $1,234,000 |

***$553 million in total estimated benefits from investment of $44 million***

# Lease Operating Expenses (LOE)


PUMPER 9%
SUPERVISION 2%
COMPRESSION 6%
CHEMICALS 6%
FUEL & ELECTRICITY 6%
WATER HANDLING & DISPOSAL 15%
LEASE MAINTENANCE LABOR 9%
LEASE MAINT. SUPP & EQUIP 6%
ROADS & LOCATIONS 0%
WELL SERVICE LABOR 17%
WELL SERVICE (EQUIP) 2%
MISC. 15%
WELL WORK (WOE) 7%

Current Expense Breakdown

## Realizing LOE Annualized Savings

| | |
|---|---|
| Water: | Expanding water management infrastructure |
| Power: | Replacing generators with the grid in new areas |
| Compression: | Well pad compressors to centralized compression |
| Automation: | Bringing SCADA management "in-house" |

Lease Maintenance Labor:

| | |
|---|---|
| | Roustabout gang efficiency/management |
| | Per gang service cost reduction |
| Well Service: | Rig cost reduction |
| Chemicals: | Bidding – expect significant cost reduction |


FUEL & ELECTRICITY
WELL SERVICE LABOR
WATER HANDLING & DISPOSAL
CHEMICALS
COMPRESSION
LEASE MAINT. LABOR
MISC.
-42%
-40%
-40%
-34%
-22%
-21%
-7%

# Enhancing Well Returns[1,2]


50%
40%
30%
20%
10%
0%
Returns
2013 Upper Wolfcamp
2015 UWC 7,500'
2015 UWC 10,000'
2015 UWC 10,000' (Pad)
2015 UWC 10,000' (Pad, +10% EUR)

***Capital efficiency gains from drilling longer laterals, cost savings from multi-well pad drilling and potential EUR uplift can generate well economics in this commodity price environment that rival the returns from a higher oil price environment***

*[1] 2013 returns reflect $90 oil and $3.75 natural gas*
*[2] 2015 returns reflect $50 oil and $3.00 natural gas*

# Earth Model Objectives

- Standard Wellbore (1)
- Select Landing Point (2)
- Geosteering (stay in zone) (3)
- Frac Design & Spacing (4)
- Frac Barrier (5)
- Lateral Length (6)


2
3
4
6
5
1

*Earth Model potential to optimize development & increase value*

# 3D Production Attribute



Fluid / Stress
Brittleness
Storage
Fracturing
Lithology
0
30K
60K
90-day Cumulative Oil (BO)

***Landing, geosteering & staying in-zone fundamentally linked to highest 90-day cumulative oil production***

# Earth Model Enhancing Oil Production



60-day Cumulative Oil Production vs. Oil Type Curve
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Barrels of Oil
0
10
20
30
40
50
60
Days
60-day cumulative oil
Oil type curve[1]
23% increase in oil volumes
Earth Model enhanced oil production by more than 6,700 BO per well in first 60 days of production

**Results include one UWC, two MWC and two Cline horizontal wells**

[1] Type curve is the average oil curve of one Upper Wolfcamp, two Middle Wolfcamp and two Cline horizontal wells, adjusted for lateral length

# Earth Model Economic "Uplift" Implications

**10,000' Upper Wolfcamp Multi-Well Pad Type Curve**



60%
50%
40%
30%
20%
10%
ROR %
Earth Model Potential
Type Curve
ROR uplift
90%
100%
110%
120%
EUR Uplift

- Anticipate that the Earth Model will be utilized to select the landing point and geosteer for 90% of 2015 horizontal wells
- Landing, geosteering & staying in-zone fundamentally linked to highest 90-day cumulative oil production
- 10% increase in EUR increases ROR from ~34% to ~43%[1]

[1] *$50 oil, $3.00 natural gas*

# Colorado City Hub – Enhanced Liquidity

- Colorado City is an important trading hub for Permian crude oil
  - Over 1.7 million BOPD capacity
  - Avoids the congestion between Midland and Colorado City
  - Provides access to both the Midwest and US Gulf Coast refinery markets
- In 2013 partnered with Medallion to build 88-mile crude oil pipeline to Colorado City
  - LMS is a 49% partner in the Medallion pipeline system
  - LMS is also a firm shipper for 30,000 BOPD* on the pipeline


BORDEN
MARTIN
HOWARD
MITCHELL
MIDLAND
GLASSCOCK
STERLING
COKE
UPTON
REAGAN
IRION
TOM GREEN
PE II
Bridgetex
Longhorn Pipeline
Colorado City hub
Medallion pipelines
LPI leasehold

*10,000 BOPD in 2015, ramping up to 30,000 BOPD by 2017.

# Medallion Crude Oil System Overview

***Medallion pipeline system now ~460 miles with >290,000 net acres dedicated to system and >1.8 million acres either under AMI or supporting firm commitments on the pipeline***

- Total system capacity will exceed 300,000 barrels of oil per day with the completion of the extensions
- Volumes transported by Medallion are expected to exceed 150,000 barrels of oil per day by the end of 2016
- Laredo, through LMS, has committed to invest ~$55 million for the extensions in Martin and Howard counties
- Extensions are expected to be in service by the end of 2015


DAWSON
BORDEN
SCURRY
FISHER
Centurion
Basin
COLORADO CITY HUB
PE II
Bridgetex
MARTIN
HOWARD
MITCHELL
NOLAN
MIDLAND
GLASSCOCK
GARDEN CITY STATION
STERLING
COKE
MIDKIFF STATION
REAGAN STATION
SANTA RITA STATION
UPTON
REAGAN
Longhorn Pipeline
CROCKETT
Legend
MEDALLION FACILITIES
HOWARD CO EXT
MARTIN CO EXT
MIDKIFF LATERAL
REAGAN EXTENSION
SANTA RITA LATERAL
WOLFCAMP CONNECTOR
LMS CRUDE STATION
LMS CRUDE OIL
LAREDO LEASEHOLD

# Medallion 2015 Forecast



Projected Volumes
120,000
100,000
80,000
60,000
40,000
20,000
0
BOPD
1Q 2015(act)
2Q 2015(act)
3Q 2015(est)
4Q 2015(est)
Laredo
Third-parties



Cumulative Estimated Net Cash Flow to LPI
(quarterly, annualized)
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
Cumulative Cash Flow
3M 2015(act)
6M 2015(act)
9M 2015(est)
12M 2015(est)

***Third-party volume growth driven by continued expansions of the pipeline system and the optionality provided by the redelivery options on the system***

***Total estimate 2015 LMS net cash flow from the Medallion pipeline of >$10 MM***

# Financial Flexibility to Enhance Value to Stakeholders

- Operating within cash flow during the second half of 2015[1]
- Liquidity of ~$933 million
- Expect fall redetermination of senior secured credit facility to reaffirm elected commitment of $1 billion
- $950 million of notes callable at Laredo's option in 2017



Borrowing Base
$ MM
$1,200
$1,000
$800
$600
$400
$200
$-
5/08
8/08
12/08
5/09
11/09
5/10
11/10
5/11
6/11
7/11
10/11
5/12
11/12
8/13
11/13
5/14
11/14
5/15



Debt Maturities Summary
$MM
$1,500
$1,000
$500
$0
$1,000
$950
5.625%
7.375%
$350
6.25%
2015
2016
2017
2018
2019
2020
2021
2022
2023
Revolver (Drawn)²
Revolver (Undrawn)
Senior Notes

[1] Excluding Medallion investments and including sale of properties expected to close September 15, 2015
[2] As of 6/30/15

# Peer Leading Oil Hedge Position



Oil Production Hedged[1]
% of Estimated Oil Production Hedged
100%
80%
60%
40%
20%
0%
$80.99
Floor
$77.25
Floor
2H-2015
2016
LPI
Peers[2]

[1] BMO research estimates of production for peer group, LPI estimates as determined by 2015 guidance and assumption of flat production in 2016
[2] Peer group as determined by BMO research

# Benefits of Hedging Program



Hedging Benefit per Barrel of Oil
Uplift per Barrel of Oil Sold[1]
$35
$30
$25
$20
$15
$10
$5
$0
2H-2015
2016
LPI
Midland Peer Avg.[2]

***Laredo's hedging program produced approximately $110 million of cash flow in the first six months of 2015***

[1] Assumes oil price of $50 per barrel in 2015 and $53 per barrel in 2016
[2] Peer average includes AREX, FANG, PE, PXD and RSPP

# Laredo Petroleum Investment Opportunity

- Contiguous acreage base in an outstanding basin
- Production corridor investments driving lower costs
- Medallion pipeline system is premier pipeline in Midland basin
- Earth Model initial results demonstrate enhanced oil production
- Strong liquidity and hedge positions

# Appendix



# Building an Extensive Technical Database

- Technical database consisting of whole cores, sidewall cores, single-zone tests, open-hole logs, 3D seismic and production logs
- Provides the building blocks for identification of resource potential and horizontal locations
- Majority of technical database attributes are proprietary to Laredo's acreage
- Timing of data acquisition is integral to data quality

***Comprehensive technical database integrated with 3D seismic enables Laredo to successfully identify where to locate and position wells across multiple horizons to maximize value***



HOWARD
STERLING
GLASSCOCK
TOM GREEN
IRION
Whole core
Production log
LPI microseismic
Dipole sonic log
Petrophysical log
3D seismic
LPI leasehold

# Regional Cross-Section


1
2
3
4
5
6
7
8
9
10
North
South
Upper Spraberry
Lower Spraberry
UWC
MWC
LWC
Canyon
Cline
Strawn
ABW
500'


1
2
3
4
5
6
7
8
9
10
10 MILES

Flattened on the Middle Wolfcamp

- GAMMA RAY

- Stock Tank Original Oil in Place (STOOIP)*

| STOOIP TOTALS | 292 MMBO | 254 MMBO | 305 MMBO | 302 MMBO | 320 MMBO | 322 MMBO | 272 MMBO | 352 MMBO | 354 MMBO | 279 MMBO |
|---|---|---|---|---|---|---|---|---|---|---|

***Contiguous thick stratigraphic section from Spraberry through ABW interval indicated by geologic cross-section***

ABW – Atoka, Barnett & Woodford

*STOOIP CURVES CALCULATED WITH 50' HEIGHT

$MMSTOOIP = \frac{7758 * Phie * (1-Sw) * h * 640ac}{Bo} / 1,000,000$

# Land Position Chronology

**EXPLORATION** → **DELINEATION** → **DEVELOPMENT**

| 2008 | 2010 | 2012 | 2015 |
|---|---|---|---|



Howard
Glasscock
Sterling
Reagan
Irion
LPI leasehold
Buy outline

| ~15,000 Net Acres | ~50,000 Net Acres | ~140,000 Net Acres | ~144,000 Net Acres[1] |
|---|---|---|---|

***Primary objective has always been to build contiguous acreage positions in the best part of the basin***

[1] As of 6/30/15, adjusted for divestment expected to close 9/15/15

# Wolfcamp Inventory[1]

| Formation/Zone | Development Ready | Hz Commerciality Confirmed | Hz Commerciality Not Confirmed |
|---|---|---|---|
| Upper Wolfcamp | 828 | 36 | 637 |
| Middle Wolfcamp | 807 | 36 | 721 |
| Lower Wolfcamp | 813 | 36 | 722 |
| Total | 2,448 | 108 | 2,080 |

| Formation/Zone | LPI Operated Hz Wells |
|---|---|
| Upper Wolfcamp | 81 |
| Middle Wolfcamp | 33 |
| Lower Wolfcamp | 23 |
| Total | 137 |



HOWARD
MITCHELL
GLASSCOCK
STERLING
TOM GREEN
REAGAN
IRION
LPI Wolfcamp Hz well
Wolfcamp (all zones)
Development Ready
Hz Commerciality Confirmed
Hz Commerciality Not Confirmed
LPI leasehold

[1] As of 4/13/15

# Cline Inventory[1]

| Formation/Zone | Development Ready | Hz Commerciality Confirmed | Hz Commerciality Not Confirmed |
|---|---|---|---|
| Cline | 1,223 | 182 | 161 |

| Formation/Zone | LPI Operated Hz Wells |
|---|---|
| Cline | 52 |


HOWARD
MITCHELL
GLASSCOCK
STERLING
TOM GREEN
REAGAN
IRION
LPI Hz Cline well
Cline
Development Ready
Hz Commerciality Confirmed
Hz Commerciality Not Confirmed
LPI leasehold

[1] As of 4/13/15

# Canyon Inventory[1]

| Formation/Zone | Development Ready | Hz Commerciality Confirmed | Hz Commerciality Not Confirmed |
|---|---|---|---|
| Canyon | 311 | 593 | 686 |

| Formation/Zone | LPI Operated Hz wells |
|---|---|
| Canyon | 2 |


HOWARD
MITCHELL
GLASSCOCK
STERLING
TOM GREEN
REAGAN
IRION
LPI Hz Canyon well
Canyon
Development Ready
Hz Commerciality Confirmed
Hz Commerciality Not Confirmed
LPI leasehold

[1] As of 4/13/15

# Upper Wolfcamp 7,500' Type Curve

- EUR: 850 MBOE (45% oil)
- 180-day cumulative: 91 MBOE (60% oil)
- 68 UWC wells operated by LPI included in 7,500' type curve normalized production
- PUDs booked: 153 locations
- Total Development Ready: 828 locations[2]



Cumulative Production (BOE)
200,000
160,000
120,000
80,000
40,000
0
0
60
120
180
240
300
360
Days on Production
Normalized Production¹
Type Curve



BOE/D
1,000
100
10
1
12
24
36
48
60
Months
Normalized Production¹
Type Curve

[1] Data includes horizontal wells with lateral lengths >6,000' and 24 stages. As of 6/30/15.
[2] Total Development Ready locations includes PUDs

# Middle Wolfcamp 7,500' Type Curve

- EUR: 750 MBOE (50% oil)
- 180-day cumulative: 80 MBOE (61% oil)
- 27 MWC wells operated by LPI included in 7,500' type curve normalized production
- PUDs booked: 34 locations
- Total Development Ready: 807 locations[2]



200,000
160,000
120,000
80,000
40,000
0
Cumulative Production (BOE)
Normalized Production¹
Type Curve
0
60
120
180
240
300
360
Days on Production



1,000
100
10
BOE/D
Normalized Production¹
Type Curve
1
12
24
36
48
60
Months

*[1] Data includes horizontal wells with lateral lengths >6,000' and 24 stages. As of 6/30/15.*
*[2] Total Development Ready locations includes PUDs*

# Lower Wolfcamp 7,500' Type Curve

- EUR: 700 MBOE (45% oil)
- 180-day cumulative: 80 MBOE (55% oil)
- 26 LWC wells operated by LPI included in 7,500' type curve normalized production
- PUDs booked: 45 locations
- Total Development Ready: 813 locations[2]



Cumulative Production (BOE)
200,000
160,000
120,000
80,000
40,000
0
Normalized Production¹
Type Curve
0
60
120
180
240
300
360
Days on Production



BOE/D
1,000
100
10
Normalized Production¹
Type Curve
1
12
24
36
48
60
Months

[1] Data includes horizontal wells with lateral lengths >6,000' and 24 stages. As of 6/30/15.
[2] Total Development Ready locations includes PUDs

# Cline 7,500’ Type Curve

- EUR: 725 MBOE (50% oil)
- 180-day cumulative: 96 MBOE (55% oil)
- 16 Cline wells operated by LPI included in 7,500’ type curve normalized production
- PUDs booked: 24 locations
- Total Development Ready: 1,223 locations[2]



Cumulative Production (BOE)
200,000
160,000
120,000
80,000
40,000
0
Normalized Production¹
Type Curve
0
60
120
180
240
300
360
Days on Production



BOE/D
1,000
100
10
Normalized Production¹
Type Curve
1
12
24
36
48
60
Months

[1] Data includes horizontal wells with lateral lengths > 6,000’ and 24 stages. As of 6/30/15.
[2] Total Development Ready locations includes PUDs

# 10,000' Lateral Type Curves


Upper Wolfcamp
10,000
1,000
100
10
1
BOE/D
Normalized Production[1]
Type Curve
0
500
1,000
1,500
Days


Middle Wolfcamp
10,000
1,000
100
10
1
BOE/D
Normalized Production[1]
Type Curve
0
500
1,000
1,500
Days


Cline
10,000
1,000
100
10
1
BOE/D
Normalized Production[1]
Type Curve
0
500
1,000
1,500
Days

| | Upper Wolfcamp | Middle Wolfcamp | Cline |
|---|---|---|---|
| Lateral Length | ~10,000' | ~10,000' | ~10,000' |
| EUR (MBOE) | 1,110 | 1,000 | 1,000 |
| Well Count | 9 | 5 | 5 |
| Frac Stages | 33 | 32 | 33 |

# Oil Hedges

| Open Positions As of June 30, 2015 [1] | 2H-2015 | 2016 | 2017 | Total |
|---|---|---|---|---|
| **OIL [2]** | | | | |
| **Puts:** | | | | |
| Hedged volume (Bbls) | 228,000 | - | - | 228,000 |
| Weighted average price ($/Bbl) | $75.00 | $ - | $ - | $75.00 |
| **Swaps:** | | | | |
| Hedged volume (Bbls) | 336,000 | 1,573,800 | - | 1,909,800 |
| Weighted average price ($/Bbl) | $96.56 | $84.82 | $ - | $86.89 |
| **Collars:** | | | | |
| Hedged volume (Bbls) | 3,283,760 | 3,654,000 | 2,628,000 | 9,565,760 |
| Weighted average floor price ($/Bbl) | $79.81 | $73.99 | $77.22 | $76.88 |
| Weighted average ceiling price ($/Bbl) | $95.41 | $89.63 | $97.22 | $93.70 |
| **Total volume with a floor (Bbls)** | **3,847,760** | **5,227,800** | **2,628,000** | **11,703,560** |
| **Weighted average floor price ($/Bbl)** | **$80.99** | **$77.25** | **$77.22** | **$78.47** |
| **NYMEX WTI to Midland Basis Swaps:** | | | | |
| Hedged volume (Bbls) | 1,840,000 | - | - | 1,840,000 |
| Weighted average price ($/Bbl) | $ 1.95 | $ - | $ - | $1.95 |

*[1] Updated to reflect hedges placed through 8/5/15*
*[2] Oil derivatives are settled based on the month's average daily NYMEX price of WTI Light Sweet Crude Oil*

# Natural Gas Hedges

| *Open Positions As of June 30, 2015* [1] | 2H-2015 | 2016 | 2017 | Total |
|---|---|---|---|---|
| **NATURAL GAS** [2] | | | | |
| Collars: | | | | |
| Hedged volume (MMBtu) | 14,384,000 | 18,666,000 | 5,475,000 | 38,525,000 |
| Weighted average floor price ($/MMBtu) | $3.00 | $ 3.00 | $3.00 | $3.00 |
| Weighted average ceiling price ($/MMBtu) | $5.96 | $ 5.60 | $4.00 | $5.51 |
| **Total volume with a floor (MMBtu)** | **14,384,000** | **18,666,000** | **5,475,000** | **38,525,000** |
| **Weighted average floor price ($/MMBtu)** | **$3.00** | **$3.00** | **$3.00** | **$3.00** |

[1] *Updated to reflect hedges placed through 8/5/15*

[2] *Natural gas derivatives are settled based on Inside FERC index price for West Texas Waha for the calculation period.*

# 2015 Guidance

| | 3Q-2015 | 4Q-2015 | FY-2015 |
|---|---|---|---|
| Production (MMBOE) | 3.9 – 4.1 | 3.7 – 3.9 | 16.1 – 16.5 |
| Crude oil % of production | ~46% | ~46% | ~47% |
| Natural gas liquids % of production | ~26% | ~26% | ~25% |
| Natural gas % of production | ~28% | ~28% | ~28% |
| | | | |
| Price Realizations (pre-hedge): | | | |
| Crude oil (% of WTI) | ~88% | ~88% | ~87% |
| Natural gas liquids (% of WTI) | ~22% | ~22% | ~22% |
| Natural Gas (% of Henry Hub) | ~70% | ~70% | ~70% |
| | | | |
| Operating Costs & Expenses: | | | |
| Lease operating expenses ($/BOE) | $6.25 - $7.25 | $6.50 - $7.50 | $6.50 - $7.50 |
| Midstream expenses ($/BOE) | $0.40 - $0.50 | $0.40 - $0.50 | $0.40 - $0.50 |
| Production and ad valorem taxes (% of oil and gas revenue) | 7.75% | 7.75% | 7.75% |
| General and administrative expenses ($/BOE) | $5.75 - $6.75 | $5.75 - $6.75 | $5.50 - $6.50 |
| Depletion, depreciation and amortization ($/BOE) | $15.50 - $16.50 | $15.50 - $16.50 | $16.00 - $17.00 |

# Two-Stream to Three-Stream Conversions

| | | 1Q-14 | 2Q-14 | 3Q-14 | 4Q-14 | FY-14 |
|---|---|---|---|---|---|---|
| Production | **Production (2-Stream)** | | | | | |
| | BOE/D | 27,041 | 28,653 | 32,970 | 39,722 | 32,134 |
| | % oil | 58% | 58% | 59% | 60% | 59% |
| | **Production (3-Stream)** | | | | | |
| | BOE/D | 32,358 | 33,829 | 38,798 | 46,379 | 37,882 |
| | % oil | 49% | 49% | 50% | 51% | 50% |
| Realized Pricing | **2-Stream Prices** | | | | | |
| | Gas ($/Mcf) | $7.04 | $6.08 | $5.80 | $4.46 | $5.72 |
| | Oil ($/Bbl) | $91.78 | $94.47 | $87.65 | $65.05 | $82.83 |
| | **3-Stream Prices** | | | | | |
| | Gas ($/Mcf) | $4.00 | $3.73 | $3.25 | $3.00 | $3.45 |
| | NGL ($/Bbl) | $32.88 | $28.79 | $29.21 | $19.65 | $27.00 |
| | Oil ($/Bbl) | $91.78 | $94.47 | $87.65 | $65.05 | $82.83 |
| Unit Cost Metrics | **2-Stream Unit Cost Metrics** | | | | | |
| | Lease Operating ($/BOE) | $8.95 | $7.74 | $8.30 | $8.04 | $8.23 |
| | Midstream ($/BOE) | $0.35 | $0.59 | $0.40 | $0.50 | $0.46 |
| | G&A ($/BOE) | $11.36 | $11.34 | $8.93 | $5.95 | $9.04 |
| | DD&A ($/BOE) | $20.38 | $20.35 | $21.08 | $21.85 | $21.01 |
| | **3-Stream Unit Cost Metrics** | | | | | |
| | Lease Operating ($/BOE) | $7.48 | $6.55 | $7.05 | $6.88 | $6.98 |
| | Midstream ($/BOE) | $0.29 | $0.50 | $0.34 | $0.43 | $0.39 |
| | G&A ($/BOE) | $9.50 | $9.60 | $7.59 | $5.10 | $7.67 |
| | DD&A ($/BOE) | $17.03 | $17.23 | $17.91 | $18.72 | $17.83 |